Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We  hereby   consent  to  the   incorporation   by   reference  in  the
Post-Effective Amendment No. 6 to Registration Statement on Form S-8 (Registration No. 2-80406) of Bank of America Corporation of our report dated July 1, 1999 included in The NationsBank 401(k) Plan's Annual Report on Form 11-K for the year ended December 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP


May 12, 2000
Charlotte, North Carolina